EXHIBIT 99.3
To Form 8-K dated July 27, 2009

Seacoast Banking Corporation of Florida

Second Quarter 2009

Cautionary Notice Regarding Forward-Looking Statements

This discussion and analysis may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2008 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	Margin improvement of 21 basis points to 3.65%.

•	Solid capital position; S-1 filed for future capital needs.

•	GAAP EPS loss of $0.74 for quarter reflects stressed economic and credit environment.

•	Liquidity remains strong with low cost core funding from deposits and sweep repos.

•	Cost of deposits declined 39 basis points to 1.40%; total interest bearing liabilities down 40 basis points to 1.65%.

•	The impact of asset quality deterioration on revenue was offset with better deposit mix and growth in low cost deposits.

•	Focus remains on core deposit growth, risk mitigation and expense management.

•	Expenses well managed; core operating expenses are declining; however credit related expenses continue to impact results.

Funding & Liquidity
Stable Funding Profile and Very Strong Liquidity Position

Funding •

Deposits and sweep repo base
- Customer deposits and sweep repos of $1.809 billion (1)
— Customer deposits and sweep repos compose 92% of total funding (2)
— Can issue up to $40 million of FDIC – guaranteed bank notes

Liquidity
•	Daily overnight borrowing position maintained at zero since year-end

•	Combined available contingent liquidity from the Federal Reserve, FHLB, and free securities approximately $700 million

(1)	Excludes brokered deposits; but includes Certificate of Deposit Account Registry Service (CDARS) deposits

(2)	Total funding includes customer deposits, broker deposits, sweep repos, borrowed funds and subordinated debt.

Capital Ratios
Completed Sale of $50 million in Preferred Securities to U.S. Treasury

	2Q-2009	1Q-2009	4Q-2008	3Q-2008
	Estimate	Actual	Actual	Actual
Tier 1 Capital Ratio	11.83%	12.72%	12.75%	9.90%
Total Capital Ratio	13.41%	14.00%	14.01%	11.69%
Total Average Equity to Total Average Assets	9.40%	9.45%	8.68%	8.43%
Tangible Equity to Tangible Assets	6.75%	7.05%	7.12%	5.94%
Tangible Common Equity to Tangible Assets	4.66%	5.09%	5.18%	5.94%
Tangible Common Equity to Risk Weighted Assets	6.29%	7.08%	7.08%	7.47%

Received $50 million in proceeds and Tier 1 capital from sale of preferred securities to U.S. Treasury on December 22, 2008.

Noninterest Expense
Controllable Expenses Well Managed

	($ in thousands)			2Q 2009	1Q 2009
	2Q–2009	1Q–2009	4Q–2008	vs 1Q 2009	vs 4Q 2008
Noninterest Expenses	$20,348	$19,109	$20,390	6.48%	-6.28%
Nonrecurring:
Severance	152	242	—
Special Assessment FDIC	996	—	—
Consulting fees	85	—	445
Reversal of Incentive	—	(281)	—
Legal settlement	150	39	118
Branch closures	32	107	206
Other	—	57	—
Professional Fees	—	—	130

Total nonrecurring expenses	$1,415	$164	$899
Adjusted Noninterest Expense	$18,933	$18,945	$19,491	-0.06%	-2.80%
Credit Costs (1)	1,449	967	1,030

Controllable Expenses	$17,484	$17,987	$18,461	-2.75%	-2.62%

(1) Includes credit, collections and other real estate expenses

Net Interest Margin
Margin Expanded in 2Q Driven by Deposit Mix and Pricing

(Dollars in thousands)	Q2-08	Q3-08	Q4-08	Q1-09	Q2-09
Net Interest Margin	3.69%	3.57%	3.32%	3.44%	3.65%

•	2Q margin expansion driven primarily by improved deposit pricing and funding mix, with increased core deposits and decreased broker deposits.

•	Focus on deposit and loan pricing benefited margin and offset continuing compression associated with rising NPA’s and sluggish loan demand.

•	Based on current assumptions, margin expected to be relatively stable for the remainder of the year with some additional expansion possible.

Existing Home Sales in Florida
Existing Home Sales Median Price
1994-2009

Year	State	Natural Growth
1994	$87,800	$87,800
1995	$87,900	$90,434
1996	$91,800	$93,147
1997	$95,800	$95,941
1998	$101,500	$98,820
1999	$106,900	$101,784
2000	$115,900	$104,838
2001	$127,700	$107,983
2002	$137,800	$111,222
2003	$158,400	$114,559
2004	$182,400	$117,996
2005	$235,100	$121,536
2006	$248,300	$125,182
2007	$233,600	$128,937
2008	$187,800	$132,805
Jan-09	$139,500	$136,790
Feb-09	$141,900	$140,893
Mar-09	$141,300	$145,120
Apr-09	$138,500	$149,474
May-09	$144,400	$153,958
Jun-09	$148,000	$158,764

Source: Florida Association of Realtors

Existing Home Sales in Treasure Coast
Existing Home Sales Median Price
1994-2009

Year	Treasure Coast	Natural Growth
1994	$80,200	$80,200
1995	$78,100	$82,606
1996	$76,900	$85,084
1997	$84,900	$87,637
1998	$89,000	$90,266
1999	$89,100	$92,974
2000	$93,100	$95,763
2001	$108,200	$98,636
2002	$128,300	$101,595
2003	$153,900	$104,643
2004	$193,900	$107,782
2005	$254,000	$111,016
2006	$253,200	$114,346
2007	$226,100	$117,776
2008	$153,600	$121,310
Jan-09	$114,900	$124,949
Feb-09	$122,100	$128,697
Mar-09	$118,000	$132,558
Apr-09	$116,400	$136,535
May-09	$110,000	$140,631
Jun-09	$109,900	$144,849

Source: Florida Association of Realtors

Existing Home Sales in Palm Beach
Existing Home Sales Median Price
1994-2009

Year	Palm Beach	Natural Growth
1994	$117,600	$117,600
1995	$122,700	$123,480
1996	$126,900	$129,654
1997	$132,700	$136,137
1998	$128,100	$142,944
1999	$133,800	$150,091
2000	$138,600	$157,595
2001	$149,600	$165,475
2002	$194,600	$173,749
2003	$241,300	$182,436
2004	$300,900	$191,558
2005	$390,100	$201,136
2006	$384,700	$211,193
2007	$369,400	$221,752
2008	$302,800	$232,840
Jan-09	$232,100	$244,482
Feb-09	$228,100	$256,706
Mar-09	$228,100	$269,541
Apr-09	$232,400	$280,323
May-09	$232,900	$291,536
Jun-09	$250,300	$303,197

Source: Florida Association of Realtors

Existing Home Sales in Orlando
Existing Home Sales Median Price
1994-2009

Year	Orlando	Natural Growth
1994	$87,700	$87,700
1995	$86,300	$92,085
1996	$90,300	$96,689
1997	$94,100	$101,524
1998	$96,700	$106,600
1999	$103,300	$111,930
2000	$109,300	$117,526
2001	$120,300	$123,403
2002	$129,800	$129,573
2003	$144,200	$136,051
2004	$164,500	$142,854
2005	$231,400	$149,997
2006	$262,900	$157,497
2007	$248,900	$165,371
2008	$201,500	$173,640
Jan-09	$150,500	$182,322
Feb-09	$153,200	$191,438
Mar-09	$151,500	$201,010
Apr-09	$141,800	$209,050
May-09	$142,400	$217,412
Jun-09	$149,000	$226,108

Source: Florida Association of Realtors

Service Area

•	Seminole County

•	Orange County

•	Brevard County

•	Indian River County

•	Okeechobee County

•	St. Lucie County

•	Martin County

•	Palm Beach County

•	Broward County

•	Hardee County

•	Highlands County

•	Desoto County

•	Glades County

•	Hendry County